Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.
         240.14a-12

                                  DRUCKER, INC.
                                  -------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                                 --------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 1)  Title of each class of securities to which transaction applies:

-----------------------------------------------------------------
 2)  Aggregate number of securities to which transaction applies:

-----------------------------------------------------------------
 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------------
 4)  Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------

                                  DRUCKER, INC.
                          #950 - 789 West Pender Street
                         Vancouver, B.C. Canada V6C 1H2

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY xx, 2003

     Notice is hereby given that the Annual Meeting of Shareholders of Drucker, Inc., (hereinafter referred to as "the Company") will be held at #950 - 789 West Pender Street, Vancouver, B.C. V6C 1H2, at 10:00 a.m., local time, for the following purposes:

         1. To elect three directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

         2. To ratify the appointment of Amisano Hanson as Independent Accountants for the annual period ending December 31, 2003.

         3. To approve the Amendment of the Articles of Incorporation to increase the authorized capital to 300 million common shares $.001 par value and 300 million preferred shares $.001 par value in such classes or series and with such rights and privileges as the board may hereafter determine.

         4. To change the name of the corporation to a name yet to be determined by Board of Directors and to authorize the Amend-ment of the Articles of Incorporation.

         5. To transact such other business as may properly come before the annual meeting or any postponement of or adjournment thereof.

         The Board of Directors has fixed the closing of business on April xx, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

         The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2002 accompanies this Notice of Annual Meeting and Proxy Statement.

         All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

                                              /s/ Gerald W. Runolfson
                                              -----------------------
                                              Drucker, Inc.
                                              Gerald W. Runolfson, President

                                 PROXY STATEMENT

                                  DRUCKER, INC.

                          #950 - 789 West Pender Street
                          Vancouver, BC Canada V6C 1H2

                                ANNUAL MEETING OF

                             SHAREHOLDERS TO BE HELD

                                  MAY xx, 2003

         This Proxy Statement is being furnished to the shareholders of DRUCKER, INC., a Delaware corporation, in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held at 10:00 a.m., local time, April xx, 2003 at #950 - 789 W. Pender Street, Vancouver, BC Canada. The Proxy Statement is first being sent or given to shareholders on or about April xx, 2003.

         PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

         WE ARE ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED TO SEND US A
PROXY.

                                  VOTING RIGHTS

         Stockholders of record of the Company as of the close of business on April xx, 2003 have the right to receive notice of and to vote at the Annual Meeting. On March 31, 2003, the Company had issued an outstanding 32,476,250 shares of Common Stock (the "Common Stock"), the only class of voting securities outstanding. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

                               EXPENSE OF MAILING

         The expense of preparing and mailing of this Proxy Statement to shareholders of the Company is being paid for by the Company. The Company is also requesting brokers, custodians, nominees and fiduciaries to forward this

Proxy Statement to the beneficial owners of the shares of common stock of the Company held of record by such persons. The Company will not reimburse such persons for the cost of forwarding.

                                     PROXIES

         In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the Amendment and in the discretion of such proxies to any other procedural matters which may properly come before the Meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,
(ii) by delivering a later dated proxy card, or (iii) by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Ernest Cheung, Secretary, Drucker, Inc., #950 - 789 West Pender Street, Vancouver BC Canada V6C 1H2.

         HOLDERS OF COMMON STOCK ARE REQUIRED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE.

         The person named as proxy is Gerald Runolfson, a director of the Company.

         In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for reasonable out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

                 INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

         None. No director or shareholder owning 10% or more of the outstanding shares has indicated her or his intent to oppose any action to be taken at the meeting. No officer or director or shareholder has any interest in any matter to be voted upon, except that all officers and directors may be deemed beneficiaries under the Employee Stock Award Program.

                   VOTING SECURITIES AND BENEFICIAL OWNERSHIP

         As of the call date of the meeting, _________________, 2003, the total number of common shares outstanding and entitled to vote was 32,476,250.

         The holders of such shares are entitled to one vote for each share held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

                                   RECORD DATE

         Stock transfer records will remain open. Five days prior to mailing of the Proxy Statement shall be the record date for determining shareholders entitled to vote and receive notice of the meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth information as of April xx, 2003, with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, and (iii) all directors and officers of the Company as a group. Unless otherwise indicated, all shares are held by the person named and are subject to sole voting and investment by such person.


Title             Name and                           Amount and                 Percent
of                Address of                         Nature of                  of
Class             Beneficial Owner                   Beneficial Interest        Class
-----             ----------------                   -------------------        -------
Common            Richco Investors, Inc.                    9,225,000             28.4%
                  789 W. Pender St., #950
                  Vancouver, BC Canada V6C 1H2

Common            Gerald Runolfson                          512,500                1.5%
                  President and Director
                  4151 Rose Crescent
                  West Vancouver, BC Canada

                  a)       Porta-Pave Industries, Inc.      380,000
                           (owned by Runolfson family)
                  b)       Gerald Runolfson,                132,499
                           Individually


                                       5


Common            Ernest Cheung(1)                          9,225,000             28.4%
                  Secretary and Director
                  609, Richards Drive
                  Vancouver, BC Canada V7C 5R2

Common            Patrick Chan                              0                     0%
                  Director and Chairman
                  #7 Conduit Road, Flat 6E
                  Hong Kong

Common            Joseph Tong                               0                     0%
                  Director
                  53 Allview Crescent
                  North York, Ont., Canada
                  M2J 2R4

Common            Ken A. Kow                                0                     0%
                  Director
                  2957, E 56 Avenue
                  Vancouver, BC Canada V5S 2A2

(1)  Through Richco Investors, Inc.


                          VOTING REQUIRED FOR APPROVAL

         I. A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present and in order to take action upon all matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

         II. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

         III. The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Company. To take the other actions at the meeting involving amending the Articles of Incorporation, a majority of the shares issued and outstanding must vote in favor of the Articles of Amendment.

               REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

         (a) Cash Compensation.

         Compensation paid by the Company for all services provided during the fiscal year ended December 31, 2002, (1) to each of the Company's two most highly compensated executive officers whose cash compensation exceeded $60,000.00 and (2) to all officers as a group is set forth below under directors. None.

         (b) Compensation Pursuant to Plans. None.

         (c) Other Compensation. None.

         (d) Compensation of Directors.

         Compensation paid by the Company for all services provided during the period ended December 31, 2002, (1) to each of the Company's directors whose cash compensation exceeded $60,000.00 and (2) to all directors as a group is set forth below:


Name of Individual         Capacities
Number of Persons          in                  Cash                Stock
in Group                   Which Served        Compensation        Compensation
------------------         ------------        ------------        ------------

Gerald W. Runolfson       President            Less than $60,000         0
Ernest Cheung             Secretary/Director   Less than $60,000         0
Patrick Pak Ling Chan     Director/Chairman        0                     0
Joseph S. Tong            Director                 0                     0
Ken A. Kow                Director             Less than $60,000         0

All directors as a group                       $86,288                   0


Committees and Meetings

         The Board held four meetings during the fiscal year ended December 31, 2002. The Board has standing Audit and Compensation Committees. The Audit Committee conducted its business during the regular meetings of the Board of Directors during the last fiscal year and in addition, conferred from time to time as necessary. The Compensation Committee, in addition to meetings as part of the regular meetings of the Board, also conferred from time to time as necessary. The Board has no standing nominating committee. All directors attended more than 75% of the Board meetings and the meetings of the Board committees on which such directors served.

     The Audit Committee of the Board presently consists of Mr. Runolfson, Mr. Cheung and Mr. Tong. The Audit Committee has the responsibility to review the scope of the annual audit, recommend to the Board the appointment of the independent auditors, and meet with the independent auditors for review and analysis of the Company's systems, the adequacy of controls and the sufficiency of financial reporting and accounting compliance.

         Messrs. Runolfson and Cheung currently serve on the Compensation Committee. The Compensation Committee will administer the Company's Employee Stock Award Plan (the "Plan") and determines the compensation to be paid to each of the Company's executive officers, employees, and Directors.

                      COMPENSATION COMMITTEE INTERLOCKS AND
                 INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         The Securities and Exchange Commission requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of an entity other than the Company and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The Company does not have any such interlocks. Decisions as to executive compensation are made by the Compensation Committee. Messrs. Runolfson and Cheung are members of the Compensation Committee.

Indemnification of Directors and Officers

         As permitted by Section 145 of the Delaware General Corporation Law, the Company's Certificate of Incorporation includes a provision that eliminates the personal liability of its directors for monetary damages for breach or alleged breach of their duty of care. In addition, as permitted by Section 145 of the Delaware General Corporation Law, the Bylaws of the Company provide generally that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including those circumstances in which indemnification would otherwise be discretionary.

         The Company has entered into indemnification agreements with each of its directors and executive officers that provide the maximum indemnity allowed to directors and executive officers by Section 145 of the Delaware General Corporation Law and the Bylaws, as well as certain additional procedural protections. In addition, the indemnification agreements provide generally that the Company will advance expenses incurred by directors and executive officers in any action or proceeding as to which they may be indemnified.

         The indemnification provision in the Bylaws, and the indemnification agreements entered into between the Company and its directors and executive officers, may be sufficiently broad to permit indemnification of the officers and directors for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act").

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                                  ANNUAL REPORT

         The Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 (the "Form 10-KSB") is being furnished simultaneously herewith. The Form 10-KSB is not considered a part of this Proxy Statement.

         The Company will also furnish to any stockholder of the Company a copy of any exhibit to the Form 10-KSB as listed thereon, upon request and upon payment of the Company's reasonable expenses of furnishing such exhibit. Requests should be directed to Ernest Cheung, Secretary, at #950-789 West Pender Street, Vancouver, BC Canada V6C 1H2.

                         BOARD OF DIRECTORS AND OFFICERS

          The persons listed below are Officers and the members of the Board of Directors. Three persons designated with numerals (1), (2), and (3) are nominees for Director for the following term.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of the Company as of March 31, 2003 are as follows:


                                                                  Period of
                                                                  Service As
                                                                  An Officer Or
     Name                     Age           Position(s)           Director
----------------------------- --------  ------------------------  --------------
Gerald W. Runolfson(1)           61     President & Director      Annual
Ernest Cheung(2)                 52     Secretary & Director      Annual
Patrick Pak Ling Chan            48     Director & Chairman       Annual
Joseph S. Tong                   54     Director                  Annual
Ken A. Kow(3)                    61     Director                  Annual

         The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

         The principal occupations of each director and officer of the Company for at least the past five years are as follows:

                              MANAGEMENT EXPERIENCE

      Gerald William Runolfson, President and Director, age 61, has been President and Director of the Company since 1991. He received a Bachelor of Science in Civil Engineering in 1963 from the University of Saskatchewan, Canada. He studied Business Administration from 1970 - 1971 at the University of Alberta, Canada. From 1988 to 2000, he has been President of International Butec Industries Corp., Vancouver, BC, a company involved in mining exploration but switched to high tech (smart card technology) in 2000. He has resigned as an officer and director from Butec effective January 29, 2001. From 1991 to 1994 he was President of N-Viro Recovery, Inc. From 1994 to present he has been President of Elkon Products, Inc. of Vancouver, B.C. Principal business of Elkon Products is the supply of silica fume. Silica fume is a product 100 times finer than cement and is a byproduct of the silicon metal manufacturing business. Elkon has the exclusive Canadian distribution rights for all silica fume produced in Canada. The product is used mainly in oil well cementing operation and in concrete construction, The product is delivered by bulk rail car from Quebec to Alberta and then delivered by tanker truck to the company's customers. Major customers include the oilfield service companies: Halliburton, BJ Services. He has been a Director of Horseshoe Gold Mines since 1991, a mining exploration company currently focusing on diamond exploration in Northern Canada.

     Ernest Cheung, Secretary and Director, age 52, received an MBA in Finance and Marketing from Queen's University, in Kingston, Ontario in 1975, and obtained a Bachelors Degree in Math in 1973 from University of Waterloo, Ontario. From 1984 to 1991 he was vice President and Director, Capital Group Securities, Ltd. in Toronto, Canada. From 1991 to 1993 he was Vice President of Midland Walwyn Capital, Inc. of Toronto, Canada. From 1993 to 1994 he was Vice Chairman, Tele Pacific International Communications Corp. of Vancouver, B.C. He has served or served as a director of the following companies:


Name of Issuer                      Symbol  Market   Position    From     To         Business
--------------                      ------  ------   --------    ----     --         --------

Agro International Holdings Inc.    AOH     CDNX     President   Jan-97   Current    Agriculture
China NetTV Holdings Inc.*          CTVH    OTCBB    President   May-00   Current    Set-Top Box Technology
Drucker, Inc.*.                     DKIN    OTCBB    Secretary   Apr-97   Current    Oil & Gas
ITI World Investment Group Inc.     IWI.A   CDNX                 Jun-98   Current    Beverage Distribution
NetNation Communications Inc.       NNCI    Nasdaq Small Cap.    Apr-99   Current    Domain Name
                                                                                     Registration
Pacific E-Link Corp.                PLC     CDNX                 Aug98    Current    Advertising
Richco Investors Inc.               YRU.A   CDNX     President   May-95   Current    Financial,
                                                                                     Management,
                                                                                     Capital Market Services
Spur Ventures Inc.                  SVU     CDNX                 Mar-97   Current    Fertilizer
The Link Group Inc.*                LNKG    OTCBB    Secretary   Dec-01   Current    Internet Surveillance
Xin Net Corp.*                      XNET    OTCBB    Secretary   Mar-97   Current    China Internet

* Reporting Companies in US

         He has held a Canadian Securities license but is currently inactive. He has been a Director and Secretary of Registrant since January 1997.

         Patrick Chan, age 48, has been a Director and Chairman since January 1997. He graduated from McGill University in Montreal, Quebec with a Bachelor of Commerce in Accounting in 1977. He is a Chartered Accountant in British Columbia (since 1980). From 1992 to 1993 he was executive assistant to the Chairman, Solid Pacific Enterprises, a company engaged in manufacturing and distribution of confectionery products in Hong Kong and China. From 1985 to 1992 he was employed at Coopers & Lybrand, Toronto, Canada, and focused on mergers and acquisitions. From 1993 to 1995 he was a registered Securities Representative with Bache Securities. From 1955 to present, he has been a consultant to various public and private companies in Hong Kong.

     Joseph S. Tong, age 54, has been a director since January 1997. Mr. Tong matriculated from La Salle College, Kowloon, Hong Kong in 1968. From 1986 to 1990 he was a Branch Manager for Canadian Imperial Bank of Commerce. From 1990 to 1994 he was Regional Manager, Asian Banking, Canadian Imperial Bank of Commerce. From 1994 to 1995 he was President of China Growth Enterprises Corporation. From 1995 to present he has been a Director, Corporate Finance, of Corporate Capital Group in Ontario, Canada. He is currently a director of Agro International Holdings, Inc. of Vancouver, B.C. since January 1997.

         Ken A. Kow, Director, age 61, has been a director since October 2000. He has been a consultant to the Company and as Manager, Petroleum Operations in charge of petroleum exploration since 1997. He received a Bachelor of Science in Chemistry in 1965 and a Ph.D in Chemistry in 1980 from University of London, England. From 1984 to 1986, he was Manager of Core Analysis with Geotechnical Resources, Ltd. in Calgary, Alberta and from 1986 to 1988 he was Technical

Manager with C&G Laboratories in Calgary, Alberta. From 1988 to 1997 he was employed with Waha Oil Company as a Petroleum Analyst in Tripoli, Libya, North Africa. He has served as Director since 1997 to present and as Secretary from 1997 to 2002, of Richco Investors, Inc. (CDN, and CDNX from 2000).

                                   Proposal #1

                      NOMINATION AND ELECTION OF DIRECTORS

         The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is five. The Board has nominated three (3) persons. At this Annual Meet-ing, a Board of three (3) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

         All the nominees are presently directors of the Company. In the event that any Management nominee shall become available, or if other persons are nominated, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

         The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.

         The business experience of each director nominee is discussed on pages 10, 11, and 12 of this Proxy Statement.

         THE DIRECTORS NOMINATED BY MANAGEMENT ARE:

         Gerald W. Runolfson
         Ernest Cheung
         Ken A. Kow

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

                                   Proposal #2

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Amisano Hanson, Independent Public Accountants, of Vancouver, BC, have been appointed as the Certifying accountants for the period through fiscal year 2003 and shareholders are asked to ratify such appointment. Ratification of the appointment of Amisano Hanson, as the Company's independent public accountants for the fiscal year ending December 31, 2003 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Amisano Hanson for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Amisano Hanson are expected to be present at the Annual Meeting to make statements if they desires to do so, and such representatives are expected to be available to respond to appropriate questions.

         Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Amisano Hanson as independent accountants for the Company's fiscal year ending December 31, 2003.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.


                                   Proposal #3

                           AMENDMENT TO ARTICLES FOR
                        AN INCREASE IN AUTHORIZED CAPITAL



         The Company, through its Board, is asking shareholders to approve the Amendment of the Articles of Incorporation to increase the authorized capital to 300 million common shares at $.001 par value and 300 million at $.001 par value preferred shares at $.001 par value, in such classes or series and with such rights and privileges as the Board may hereafter determine. The Company current-ly has 50 million common shares authorized at $.001 par value.

         Management believes these changes to the Articles of Incorporation to provide additional capital shares are in the best interest of the corporation, because the current structure of our shares is not appropriate in current market conditions for a small public corporation, to make an acquisition, or otherwise raise significant capital. Further, the Company has issued and outstanding 32,476,250 shares out of 50,000,000 authorized, and such amount is not sufficient in management's judgment to provide unallocated shares for acquisi-tions or capital raising at current market prices and condition.

         Shareholders should be advised that the Board of Directors may make decisions about private placement and asset acquisitions for new shares of common stock, upon which shareholders generally will not have the right to vote, or the same proportionate rights to vote as previously before these proposed changes. In the event of a "forced Merger," under the Delaware General Corpora-tions Laws, or a share exchange with shareholders of another corporation, if the Directors and principal shareholders have no interest in the transaction before the transaction, and the transaction is voluntary and approved by the Board of Directors. Shareholders have no rights to vote. Other transactions, not meeting those requirements may involve normal requirements for shareholder approval, but, if adopted, the approval of a majority of shareholders will be sufficient, to approve transactions.

        Approving additional authorized capital will not make the Company better able to meet exchange listing criteria. At the current date, with the proposed change the Company would not meet exchange listing criteria. Exchange listing requirements change constantly. There is no assurance the proposed changes will meet exchange listing requirements when, and if, the Company is otherwise qualified. There is no assurance the Company will qualify for exchange listing.

     There is no assurance of any effect of the price of the Company's stock will result, or that the market price for the Company's common stock, immediately or short -ly after the proposed changes, if approved, will rise, or that any rise which may occur will be sustained. Market conditions, investor attitudes, and external conditions may affect the stock price. The Company is proposing the steps it deems best calculation to meet the market attractively. The Company is proposing these steps that will best calculate to meet the market attractively. The Company cannot control the market's reaction.

         Dissenting shareholders have no appraisal rights under Delaware law or pursuant to the constituent documents of incorporation or bylaws in connection with the proposed additional capitalization.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE ARTICLES TO INCREASE THE AUTHORIZED SHARES, AND UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED WILL BE VOTED FOR THE PROPOSED INCREASE IN AUTHORIZED CAPITAL.


                                  Proposal #4

                           AMENDMENT TO ARTICLES FOR
                            CORPORATION NAME CHANGE

     The Board is asking shareholders to authorize a change in the name of this corporation to a new name in the discretion of the Board of Directors. This requires an amendment to the Articles of Incorporation.

     The Board believes the name change in our Articles of Incorporation are in the best interest of the corporation, to create a new market image to be focused on the Company's business.

     The Board of Directors recommends a vote "for" the amendment to change the name of the Corporation, and unless marked to the contrary, proxies received will be voted for the proposal to amend the Articles to change the name of the Corporation.

                              SHAREHOLDER PROPOSALS

         Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by the secretary of the Company at #950 - 789 West Pender Street, Vancouver, BC Canada V6C 1H2, not later than 30 days prior to fiscal year end, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held in June, 2004.

         Other Matters. Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Dated: April 4, 2003

                                       By Order of the Board of Directors

                                           /s/ Gerald W. Runolfson
                                       By: ----------------------------------
                                            Gerald W. Runolfson, President

                                     BALLOT

--------------------------------------------------------------------------------

                                  DRUCKER, INC.
             #1-1035 Richards Street, Vancouver, BC, Canada V6B 3E4
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                 ANNUAL MEETING OF STOCKHOLDERS, May xx, 2003

     The undersigned hereby appoints Gerald Runolfson proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Drucker, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on May xx, 2003, at 10:00 a.m., at #950-789 West Pender Street, Vancouver, BC, Canada V6C 1H2, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

1. To elect a Board of three (3) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

          Nominees:  Ernest Cheung, Ken A. Kow and Gerald W. Runolfson

                  [_] FOR: nominees listed above (except as marked to the con-trary below).


                  [_] WITHHOLD authority to vote for nominee(s) specified below

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

2. To ratify the appointment of Amisano Hanson as independent accountants for the period ending December 31, 2003:

         [_] FOR           [_] AGAINST               [_] ABSTAIN

3. To amend the Articles of Incorporation to increase the authorized capital to 300 million common shares at $.001 par value and 300 million preferred shares at $.001 par value in such classes or series and with such rights and privileges as the Board may hereafter determine.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

4. To change the name of the corporation to a name to be determined by the Board of Directors.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

5.       To transact such other business as may properly come before the Annual
Meeting.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.



                                        ----------------------------------------
                                              Signature of Stockholder



                                        ----------------------------------------
                                              Signature if held jointly

                                        Dated: __________________________, 2003

 IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.